Investment Portfolio	as of March 31, 2022 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 96.6%
Diversified Consumer Services 0.9%
Chegg, Inc.*	22,023	798,994
Diversified Telecommunication Services 10.5%
Deutsche Telekom AG (Registered)	48,021	899,273
Frontier Communications Parent, Inc.* (a)	44,638	1,235,134
Hellenic Telecommunications Organization SA	32,912	595,498
Liberty Global PLC “A”*	37,234	949,839
Orange SA	84,039	992,407
Verizon Communications, Inc.	102,390	5,215,747
		9,887,898
Entertainment 20.5%
Activision Blizzard, Inc.	28,516	2,284,417
Bilibili Inc. (ADR)* (a)	14,087	360,346
IMAX Corp.*	53,127	1,005,694
Live Nation Entertainment, Inc.*	11,221	1,320,038
Netflix, Inc.*	9,983	3,739,532
Spotify Technology SA*	6,678	1,008,512
Take-Two Interactive Software, Inc.*	13,003	1,999,081
Walt Disney Co.*	46,634	6,396,319
Warner Music Group Corp. “A”	30,001	1,135,538
		19,249,477
Equity Real Estate Investment Trusts (REITs) 2.5%
American Tower Corp.	3,132	786,821
Crown Castle International Corp.	8,446	1,559,132
		2,345,953
Household Durables 0.7%
Sony Group Corp.	6,700	689,874
Interactive Media & Services 39.8%
Alphabet, Inc. “A”*	3,684	10,246,493
Alphabet, Inc. “C”*	4,147	11,582,530
Match Group, Inc.*	17,426	1,894,903
Meta Platforms, Inc. “A”*	52,437	11,659,891
Snap, Inc. “A”*	55,054	1,981,394
		37,365,211
IT Services 1.4%
Akamai Technologies, Inc.*	6,321	754,664
GDS Holdings Ltd. (ADR)* (a)	14,612	573,521
		1,328,185
Media 11.4%
Cable One, Inc.	588	860,973

Charter Communications, Inc. “A”*	5,073	2,767,423
Comcast Corp. “A”	74,322	3,479,756
Criteo SA (ADR)*	11,765	320,479
Liberty Media Corp. “A”*	18,768	857,885
New York Times Co. “A”	29,648	1,359,064
Nordic Entertainment Group AB “B”*	9,290	375,923
Sirius XM Holdings, Inc. (a)	109,606	725,592
		10,747,095
Professional Services 1.0%
RELX PLC	29,135	914,346
Software 1.1%
Dolby Laboratories, Inc. “A”	8,515	666,043
Unity Software, Inc.*	3,997	396,543
		1,062,586
Wireless Telecommunication Services 6.8%
KDDI Corp.	64,600	2,118,306
T-Mobile U.S., Inc.*	28,748	3,689,806
Vodafone Group PLC	353,194	575,098
		6,383,210
Total Common Stocks (Cost $66,756,764)		90,772,829
	Principal Amount ($)	Value ($)

Convertible Bonds 1.2%
Diversified Consumer Services 0.7%
Chegg, Inc., Zero Coupon, 9/1/2026	841,000	687,097
Media 0.5%
DISH Network Corp., Zero Coupon, 12/15/2025	498,000	483,110
Total Convertible Bonds (Cost $1,452,711)		1,170,207
	Shares	Value ($)

Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.23% (b) (c) (Cost $1,546,880)	1,546,880	1,546,880

Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.28% (b) (Cost $1,383,656)	1,383,656	1,383,656

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $71,140,011)	101.0	94,873,572
Other Assets and Liabilities, Net	(1.0)	(922,881)
Net Assets	100.0	93,950,691
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2022	Value ($) at 3/31/2022
Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.23% (b) (c)
4,897,629	—	3,350,749 (d)	—	—	4,940	—	1,546,880	1,546,880
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.28% (b)
490,785	5,321,936	4,429,065	—	—	294	—	1,383,656	1,383,656
5,388,414	5,321,936	7,779,814	—	—	5,234	—	2,930,536	2,930,536
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2022 amounted to $1,432,207, which is 1.5% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2022.
ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Diversified Consumer Services	$798,994	$—	$—	$798,994
Diversified Telecommunication Services	7,400,720	2,487,178	—	9,887,898
Entertainment	19,249,477	—	—	19,249,477
Equity Real Estate Investment Trusts (REITs)	2,345,953	—	—	2,345,953
Household Durables	—	689,874	—	689,874
Interactive Media & Services	37,365,211	—	—	37,365,211
IT Services	1,328,185	—	—	1,328,185
Media	10,371,172	375,923	—	10,747,095
Professional Services	—	914,346	—	914,346
Software	1,062,586	—	—	1,062,586
Wireless Telecommunication Services	3,689,806	2,693,404	—	6,383,210
Convertible Bonds (a)	—	1,170,207	—	1,170,207
Short-Term Investments (a)	2,930,536	—	—	2,930,536
Total	$86,542,640	$8,330,932	$—	$94,873,572
(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH1
R-080548-1 (1/23)